Loans (Details 1) (USD $)	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Loan payable to China Development Bank, interest at 6.1% annually, due by Feb 24, 2014, with collateral consisting of accounts receivables and guarantee from the Beijing Zhongguancun Sci-Tech Guaranty Co., Ltd.	$ 654,622	$ 1,110,917	$ 1,574,233
Long-term loan due within one year		476,107	472,270
Long-term loan will be paid beyond one year		$ 634,810	$ 1,101,963